PACE® Select Advisors Trust

January 6, 2025

Supplement to the standalone prospectus for UBS Government Money Market Investments Fund (the "fund") and the prospectus relating to Class P shares (collectively, the "Prospectuses"), each dated November 29, 2024.

Includes:

•  UBS Government Money Market Investments Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectuses for the fund, a series of PACE Select Advisors Trust, as described below.

The fund will be open for business (and shares of the fund can be purchased and redeemed) on January 9, 2025.

Please note that while the fund plans to be open on January 9th, certain financial intermediaries/distribution channels may have limited operations or be closed. Please contact your Financial Advisor at such firms for more information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1271